UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2008 (May 29, 2008)

CERAGENIX PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50470	84-1561463
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

1444 Wazee Street, Suite 210, Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(720) 946-6440

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Adoption of 2008 Omnibus Incentive Plan

At the annual meeting of the stockholders of Ceragenix Pharmaceuticals, Inc. (the “Company”), held on May 29, 2008, (the “Annual Meeting”) the Company’s stockholders approved and adopted the Ceragenix Pharmaceuticals, Inc. 2008 Omnibus Incentive Plan (the “Plan”).  The purpose of the Plan is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, key employees and other key individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.  The number of shares of common stock reserved for issuance under the Plan was set at 3,000,000.  In addition to stock options, the Plan provides for the issuance of the following types of awards:

•                  Shares of unrestricted stock;

•                  Shares of restricted stock;

•                  Stock units;

•                  Dividend equivalent rights;

•                  Stock appreciation rights; and

•                  Performance and annual incentive awards

The maximum number of shares of common stock subject to options that can be awarded under the Plan to any person is 500,000 per year.  Plan awards are recommended and approved by the Compensation Committee of the Board of Directors (the “Committee”).

The Plan is described in detail in the Company’s Proxy Statement for the Annual Meeting.  The description of the Plan set forth herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Annual Stock Option Awards

At a meeting of the Board of Directors held on June 6, 2008, the Committee approved certain annual stock option grants under the Plan.  The options have an exercise price of $.73 per share which represents the closing price of the Company’s common stock on June 6, 2008.  The options vest 1/3 each year starting one year from the date of grant and have a ten year life.  The option awards to named offices and directors are as follows:

Name	Title	Option Award

Steven S. Porter	Chief Executive Officer	151,000

Carl Genberg	SVP of R&D	143,000

Jeffrey S. Sperber	Chief Financial Officer	135,000

Russell L. Allen	VP of Corporate Development	135,000

Cheryl Hoffman-Bray	Director (Audit Committee Chair)	48,000

Alberto Bautista	Director	48,000

Michel Darnaud	Director	48,000

Philippe Gastone	Director (Comp. Committee Chair)	48,000

ITEM 9.01	Financial Statements and Exhibits

10.1	Ceragenix Pharmaceuticals, Inc. 2008 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ceragenix Pharmaceuticals, Inc.

Dated:	June 13, 2008	/s/ Jeffrey Sperber
Jeffrey Sperber, Chief Financial Officer

Exhibit Index

Exhibit	Description
10.1	Ceragenix Pharmaceuticals, Inc. 2008 Omnibus Incentive Plan